Exhibit 99.17

ATTORNEY GENERAL OF THE STATE OF NEW YORK BUREAU OF INVESTMENT PROTECTION

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In the Matter of
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ALLIANCE CAPITAL MANAGEMENT L.P.
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ASSURANCE OF DISCONTINUANCE
PURSUANT TO EXECUTIVE LAW § 63 (15)

WHEREAS, pursuant to the provisions of the Martin Act (Article 23-A of the General Business Law), Eliot Spitzer, Attorney General of the State of New York, (“Attorney General”) commenced an investigation in August 2003 into the practices, procedures and conduct of Alliance Capital Management L.P. (“Alliance Capital”) during the period 1998 through September 2003 respecting:  (a) market timing of mutual funds managed by Alliance Capital; and (b) late trading of mutual funds managed by Alliance Capital (collectively, the “Investigation”).1

WHEREAS, the Investigation was conducted in cooperation with an investigation by the U.S. Securities and Exchange Commission (“SEC”) of Alliance Capital;

WHEREAS, Alliance Capital is an investment advisor to numerous open-end mutual funds distributed in the United States (“Alliance Capital mutual funds”) and has its principal place of business in New York, New York;

1                                            “Market timing” refers to the practice of short-term investing in mutual fund shares to exploit inefficiencies in mutual fund pricing.  “Late trading” refers to obtaining a given day’s mutual fund share price for orders to buy, sell or exchange shares that were placed after the time for pricing those shares on that day.

WHEREAS, in the course of the Investigation, numerous witnesses were interviewed and/or deposed and extensive documentary evidence was reviewed;

WHEREAS, Alliance Capital has cooperated in the Investigation by, among other things, producing documentary evidence and witnesses and identifying evidence relevant to the Investigation;

WHEREAS, the Investigation finds that certain practices by Alliance Capital have violated the Martin Act and Executive Law, § 63 (12), as described herein;

WHEREAS, Alliance Capital has advised regulators of its agreement to resolve the Investigation;

WHEREAS, during the Investigation, Alliance Capital advised the Attorney General that it had voluntarily undertaken certain corporate governance reform efforts respecting the Alliance Capital mutual funds; such efforts are also described in section III, paragraph 62 of the Cease and Desist Order, dated December 18, 2003, entered against Alliance Capital in SEC Administrative Proceeding File No. 3-11359, as amended on January 15, 2004 (the “SEC Order”), which paragraph is incorporated herein by reference;

WHEREAS, Alliance Capital agrees to reduce the management fees it charges to its Retail Funds (as defined below), to implement certain changes relating to corporate governance of Alliance Capital mutual funds, to establish and maintain improved compliance and ethics structures, and to make certain payments as described herein; and

WHEREAS, the Attorney General finds the following sanctions appropriate and in the public interest and Alliance Capital, without admitting or denying the Attorney

General’s Findings made in Paragraphs 1 through 60 below, agrees to the sanctions provided herein;

NOW THEREFORE, the Attorney General, based upon the Investigation, makes the following findings:

FINDINGS

1.                                       Alliance Capital is and was a Delaware limited partnership with its principal place of business located at 1345 Avenue of the Americas, New York, New York 10105.  At all relevant times, Alliance Capital was an investment adviser which had registered with the SEC under the Investment Advisers Act of 1940 and filed with the State of New York.  Alliance Capital provided management services (including but not limited to investment advisory services) to the Alliance Capital mutual funds, and for these services, those funds paid Alliance Capital a fee as a percentage of average daily net assets held by such funds.  As of November 30, 2003, Alliance Capital had approximately $456 billion in assets under management.  As an investment adviser to the Alliance Capital mutual funds, Alliance Capital owed fiduciary duties to such funds and their investors.

2.                                       The Attorney General has jurisdiction over this matter pursuant to the Martin Act and Executive Law § 63.

I.                                         Summary

3.                                       This proceeding concerns Alliance Capital’s negotiated, but undisclosed, arrangements with market timers — arrangements that benefitted Alliance Capital to the detriment of long-term investors in mutual funds managed by Alliance Capital.  In those arrangements, Alliance Capital provided “timing capacity” in mutual funds to known timers in return for or in connection with the timers’ investments of “sticky assets” in Alliance Capital managed hedge funds, mutual funds and other investment vehicles, from which Alliance Capital earned management fees.  Alliance Capital’s single biggest timer received at its height $220 million in timing capacity in Alliance Capital mutual funds in return for investments at agreed ratios in hedge funds managed by some of the same portfolio managers as managed the mutual funds.  The prospectuses for these mutual funds gave the misleading impression that Alliance Capital sought to prevent timing in these mutual funds.  Alliance Capital failed to disclose that, in fact, it negotiated agreements to permit timing in return for the sticky assets.  At its height in 2003, Alliance Capital had over $600 million in approved timing in its mutual funds.  Alliance Capital permitted these arrangements despite awareness of the harmful effects timing can have on mutual funds and its ability to detect and prevent inappropriate timing in mutual funds.  By entering into these arrangements, Alliance Capital breached its fiduciary duty to the mutual funds in which it arranged the timing.

4.                                       In addition to the arrangements, Alliance Capital accommodated timers through other means.  In part in order to enable the portfolio manager of one mutual fund to deal with the effects of timers in his fund, rather than simply prohibit timing in the fund, Alliance Capital obtained approval of the mutual fund’s board and shareholders to lift a restriction on futures trading in the fund.  Alliance Capital failed to disclose to the fund’s board or shareholders that one of the reasons for recommending the proposal was to accommodate better the Alliance Capital-approved timers.

5.                                       Finally, Alliance Capital provided material nonpublic information about the portfolio holdings of certain mutual funds to at least one of the timers.  This disclosure enabled that timer to profit from market timing in declining markets.

II.                                     Facts

Market Timing and Its Adverse Effects on Mutual Funds

6.                                       Mutual fund “market timing” refers to the practice of short-term investing in mutual fund shares to exploit inefficiencies in mutual fund pricing.  Market timing can dilute the value of mutual fund shares to the extent that a timer is permitted to buy, sell, or exchange shares rapidly and repeatedly to take advantage of arbitrage opportunities.  In addition, timing raises transaction and opportunity costs for mutual funds, such as taxes and trading costs, by, for example, requiring the sale of securities to meet redemptions.

7.                                       Alliance Capital was aware of the potential adverse effects of market timing.  In September 1999, an internal Alliance Capital memorandum, circulated among mutual fund sales employees, noted the adverse impact that market timers had on mutual funds, including:  (1) an increase in capital gains taxes caused by sale of stocks to cover redemptions by timers; (2) an increase in trading costs; and (3) lower returns.

8.                                       Similarly, in February 2001, in a memorandum concerning fund performance, the Chief Executive Officer (“CEO”) of Alliance Capital noted that in a certain Alliance Capital sub-advised fund, market timers “probably cost 400 basis points before it was controlled” by prohibiting all market timing in that fund.  On occasions when Alliance Capital canceled or blocked trades by unapproved market timers, Alliance

Capital notified the timer that it had canceled the trade because “short-term trading is detrimental to the mutual fund.”

9.                                       Due to the adverse effects market timers may have on a mutual fund, advisers to mutual funds often maintain policies and procedures to detect and prevent timing.  Alliance Capital had the ability to detect market timing and, at times, acted to prevent timers from trading in certain Alliance Capital mutual funds.

10.                                 For example, in 1998 and 1999, Alliance Capital monitored market timing in its international equity and municipal bond funds, and acted to prohibit such market timing.  Periodic memoranda to the sales force identified the funds that were restricted from timers and explained the restriction in terms of risk to long-term shareholders: “Alliance goes to great lengths to minimize excessive exchange activity/market timing.  This type of activity exposes both our funds and our funds’ shareholders to unnecessary financial risk.”

11.                                 To avoid paying excessive commission costs to salespersons for frequent sales to timers, Alliance Capital devised a system of identifying certain market timing trades and backing them out of the sales levels upon which commissions to the sales force were based.  Similarly, Alliance Capital stopped accepting manual trade orders from identified timers to reduce its risk of liability for errors on manual orders.

Dealing With Timers:  Conflicts of Interest Led Alliance Capital to Advance Its Own Interests Over the Interests of Mutual Fund Shareholders

12.                                 As an investment adviser, Alliance Capital owes a fiduciary duty to its mutual fund advisory clients — a duty of utmost good faith and full and fair disclosure of all material facts and material conflicts of interest.  This fiduciary duty requires Alliance Capital to act for the benefit of its mutual fund clients and not to use its clients’ assets to benefit itself.

13.                                 In dealing with timers, Alliance Capital was subject to conflicts of interest and at times advanced its own interests over those of its mutual fund clients, without disclosure of all material facts to the mutual fund boards or shareholders.

14.                                 The fee structure through which Alliance Capital earned management fees meant that Alliance Capital earned fees from the timing relationships at the expense of long-term shareholders.  First, Alliance Capital earned fees from management of mutual funds based on a percentage of assets under management, generally up to one percent.  Thus, to the extent timers increased assets under management, Alliance Capital earned greater fees.

15.                                 Second, Alliance Capital also sponsored and managed hedge funds.  In some cases a single portfolio manager managed both a mutual fund and a hedge fund.  The hedge funds are a potentially lucrative source of income, both to Alliance Capital and the portfolio managers.  In addition to receiving a fee based on a percentage, generally one percent, of assets under management, Alliance Capital and the portfolio managers also receive a performance fee based on a percentage, generally 20 percent, of net return on investment.

16.                                 Alliance Capital permitted certain of its mutual funds to be timed by agreement with certain timers, and with brokers acting on behalf of timers.  In return for this “timing capacity,” Alliance Capital solicited, at various times and in varying proportions, timers to make long-term investments, so-called “sticky assets,” in hedge funds, mutual funds, and other investment products managed by Alliance Capital.  In particular, with respect to certain timers, Alliance Capital permitted timing in certain mutual funds in return for sticky asset investments in hedge funds managed by the same portfolio managers.  Thus, Alliance Capital used timing capacity in its mutual funds to obtain investments in its hedge fund products.

17.                                 By virtue of these arrangements, the representations in the mutual fund prospectuses concerning short-term trading were misleading.  Representations in the mutual funds’ prospectuses gave investors the misleading impression that Alliance sought to restrict timing in the mutual funds.  The prospectuses for each of the mutual funds state:  “You should consider an investment in the Fund as a long-term investment.” Regarding the purchase and sales of shares of the mutual funds, the prospectuses state: “A Fund may refuse any order to purchase shares.  In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.”

18.                                 In fact, Alliance Capital permitted certain of its mutual funds to be timed by agreement with certain timers in return for or in connection with sticky asset investments in hedge funds, mutual funds, and other investment products managed by Alliance Capital.

Timing at Alliance

19.                                 In early 2001, Alliance Capital appointed a sales support employee to be a “Market Timing Supervisor” to manage the relationships between Alliance Capital and market timers.

20.                                 By early 2003, Alliance Capital had extensive relationships with approved timers.  Alliance Capital permitted over $600 million in timing capacity in Alliance Capital mutual funds.  According to a list created by the Market Timing Supervisor in 2003, Alliance Capital’s “Top 10 Timers” had collectively $543 million in timing capacity in Alliance Capital mutual funds.

Alliance Capital’s Biggest Timer — Daniel Calugar

21.                                 Alliance Capital’s single largest timer was Daniel Calugar, the owner and president of Security Brokerage, Inc., a registered broker-dealer in Las Vegas, Nevada.  At his height in 2003, Calugar had $220 million in timing capacity in Alliance Capital mutual funds.  Alliance Capital accommodated Calugar’s market timing activity in its mutual funds in exchange for the fees derived from Calugar’s timing assets and the assets Calugar invested in certain Alliance Capital hedge funds.

22.                                 In April 2001, hedge fund sales executives at Alliance Capital negotiated an agreement with Calugar providing market timing capacity in the AllianceBernstein Technology Fund (“Tech Fund”) and the AllianceBernstein Growth Fund (“Growth Fund”) in exchange for Calugar’s investments in Alliance Capital hedge funds in a ratio of 10:1 mutual fund timing capacity to hedge fund investment.  Calugar summarized the terms of this agreement in a note to an Alliance Capital representative:

I very much appreciate the $10 million timing position that was given to me in Alliance Technology (ALTFX) and Alliance Growth (AGRFX).  You indicated that the managers of these two funds also run hedge funds at Alliance.  I have been an active investor in timing mutual funds for 15 years, and have never invested in a hedge fund or similar investment, however, I am willing to make an investment in Alliance hedge funds equal to 10% of the timing allocation that I maintain in your mutual funds.  I will keep the hedge fund position as long as I have the timing allocation in the mutual funds.  My understanding is that you would be able to give me an exit opportunity from the hedge funds at the end of any month, however, I would not exercise that opportunity as long as I continue to have the timing allocation on the mutual fund side.

23.                                 Shortly thereafter, Calugar began timing the Tech Fund and the Growth Fund, and invested in Alliance Capital hedge funds, including a hedge fund managed by the Tech Fund portfolio managers.  As a hedge fund sales executive later explained in an email, “Calugar would only invest in our hedge funds if we provided him with market-timing space within our [mutual funds].”

24.                                 In June 2001, Alliance Capital agreed to increase Calugar’s market timing capacity to $100 million in the Tech Fund and $20 million in the AllianceBernstein Premier Growth Fund (“Premier Growth Fund”) with four round trips per month in return for a 20% investment in Alliance Capital hedge funds.

25.                                 Members of senior management at Alliance Capital were aware of the agreement with Calugar.  In June 2001, notification of the arrangement with Calugar was conveyed through a series of emails from hedge fund sales personnel to mutual fund management, including the then President and Chief Operating Officer (“COO”) of Alliance Capital, who also served as the Chairman and President of the mutual funds at issue here.  In particular, senior management at Alliance Capital received a forwarded email describing aspects of the Calugar arrangement:  The Tech Fund portfolio managers “did indeed authorise [sic] up to $100 million of market timing money for Dan Calugar in the Tech fund.  Dan has subsequently subscribed to [the portfolio managers’] hedge fund for 20% of the underlying assets as of June 1 in anticipation of this.”

26.                                 Later in 2001, Alliance Capital increased Calugar’s market timing capacity in the Tech Fund to $150 million with the understanding that Calugar would make long-term investments in Alliance Capital hedge funds in a ratio of 5:1 mutual fund capacity to hedge fund investment.  Throughout the latter part of 2001, Calugar continued to make additional investments in Alliance Capital hedge funds consistent with the agreed ratios.

27.                                 In January 2002, Calugar made a large exchange in the Tech Fund that evoked a complaint from the portfolio manager.  Thereafter, Calugar and Alliance Capital representatives had further discussions concerning the terms of his timing capacity in Alliance Capital mutual funds.  At the time, one member of Alliance Capital senior management remarked that he would not want to read about these matters on the front page of the newspaper.  Nevertheless, certain members of senior management at Alliance Capital discussed the continuation of Calugar’s timing trading at Alliance Capital on renegotiated terms.

28.                                 The COO received the following email from an Alliance Capital executive vice president (“EVP”), reviewing the details of Calugar’s timing arrangement and noting the potential for a renegotiated agreement:

Following our telephone conversation, I spoke with [the head of hedge fund sales and the Tech Fund portfolio manager] to get the latest on Dan Calugar who has placed roughly $150 million of “timer” money into the Tech Fund and $30 million into the Tech Hedge Fund.  Calugar also placed $55 million into Premier Growth as an offset to $17 million into Alpha 20 and $4 million in the Muni Hedge Fund.  Apparently the original ratio of “timer” money to Hedge Fund investments was negotiated at 5 to 1 . . . ..  This deal was negotiated outside the system that [the head of domestic mutual fund sales] set up . . . which generally discourages “timers” altogether, but controls the few we do have.

[The head of hedge fund sales] has spoken to Calugar, and thinks he can negotiate a better deal for Alliance.  [The head of hedge fund sales] is also going to speak with [the Market Timing Supervisor] to set up better controls over the round trips in order to protect the fund shareholders.  According to [the Tech Fund portfolio manager], this has not been an issue except for a brief volatile period in January when he was forced to reduce his cash position from 6% to 4% in order to cover a redemption . . . .

Obviously, [the Tech Fund portfolio manager and the head of hedge fund sales] and presumably the other portfolio managers want to keep the relationship.  According to [the head of hedge fund sales,] [the CEO] is OK with this.  From a purely Mutual Funds standpoint, we get very little out of this, and would not be disappointed to see Calugar go away.  As you know, he has made a lot of money on this deal by trading the funds.  [The head of hedge fund sales] points out that the Hedge Funds appear to be virtual loss leaders for his timing practice.

29.                                 In an email reply, the COO noted the financial benefit to Alliance Capital from the relationship with Calugar in the form of increased management fees: “Assuming the assets stay in [t]he funds for a year our fund management fees come out to about

$1.8 million per year.  Assuming no impact on our shareholders and no unique operational issues it is beneficial to our funds group by retaining 55% of the fees.”

30.                                 The head of hedge fund sales then negotiated with Calugar the terms of his timing arrangement and sent an email to the COO and others describing the new arrangement, including:  (1) “ratios are reset from 5:1 mutual to hedge investment to 4:1 for Premier Growth and 3:1 for Tech;”  (2) “Calugar’s mutual fund trades will be made in $10MM ‘blocks’;” and (3) Calugar “will redeem all hedge fund positions” annually.

31.                                 The renegotiated terms primarily benefitted Alliance Capital.  The new ratios meant more money for the hedge funds for the same timing capacity.  The annual redemption of Calugar’s hedge fund positions also benefitted Alliance Capital.  By Calugar agreeing to redeem and reinvest his hedge fund positions annually, Alliance Capital increased its opportunity to profit from Calugar’s hedge fund investments.  Each time Calugar redeemed, Alliance Capital would be eligible to earn performance fees from any increase in value, without having first to earn back any prior losses.

32.                                 In or about July 2002, Alliance Capital increased Calugar’s timing capacity in the Premier Growth Fund from $17 million to $57 million.  In or about September 2002, Alliance Capital granted Calugar $56 million timing capacity in the Growth & Income Fund, and Calugar invested in a hedge fund managed by the same portfolio manager.

33.                                 Despite the impact Calugar’s trading had on its mutual funds, Alliance Capital made substantial efforts to accommodate and retain Calugar’s business.  Thus, when a portfolio manager complained about Calugar’s trading, Alliance Capital reduced

Calugar’s timing capacity in that mutual fund, only to increase his timing capacity in other Alliance Capital mutual funds.  For example, in early 2003, the portfolio manager for the Premier Growth Fund complained about Calugar’s trading in his mutual fund.  Thereafter, Alliance Capital decreased Calugar’s timing capacity in the Premier Growth Fund by $20 million and increased his timing in the Growth & Income Fund and the Tech Fund by the same amount.  As the head of hedge fund sales explained in an email to Calugar:  “In order further to reduce your exchanges in Premier Growth Fund from $70MM to $50MM .. . . [the Growth & Income Fund portfolio manager] has agreed to increase your exchange limit on Growth & Income from $43MM to $53MM and [the Tech Fund portfolio manager] has agreed to increase your exchange limit on Tech from $100M to $110MM.”

34.                                 The head of hedge fund sales then forwarded that email to others at Alliance Capital, noting:  Calugar “is an important relationship for this organization and extremely cooperative.”

35.                                 Calugar was an “important relationship” because of his investments in Alliance hedge funds.  By early 2003, Calugar’s investments in the Alliance Capital hedge funds became such a large percentage of the hedge fund assets that the hedge funds could not survive without Calugar.  The head of hedge fund sales noted at the time that Calugar’s investments were important to the continued survival of the hedge funds.  In a meeting with certain members of Alliance Capital management in or about January 2003, the head of hedge fund sales explained Calugar’s investments in the hedge funds and the importance as a percentage of total fund assets:

Hedge Fund	Calugar Investment	Total Hedge Fund Assets	Percentage

Tech Partners	$37.4MM	$42.5MM	88%

Research Partners	$7.7MM	$15.0MM	51%

Muni NY	$5.0MM	$6.0MM	83%

Muni Nat’l	$10.3MM	$12.7MM	81%

In an email in February 2003, the head of hedge fund sales wrote, Calugar “now is almost single-handedly supporting our domestic Tech Hedge, Research and Muni Funds.”

36.                                 In or about February 2003, following discussions regarding Calugar’s market timing, members of Alliance Capital senior management were advised that the linkage between Calugar’s timing activity and hedge fund investments was improper.  Thereafter, the EVP sent an email to the head of hedge fund sales and others explaining “we have to officially ‘de-link’ the mutual funds activity so as to not in any way suggest that it is conditional on hedge fund participation or vice versa.”  The head of hedge fund sales responded:  “Agreed.”  In fact, Calugar’s timing of Alliance Capital mutual funds and his investment in Alliance Capital hedge funds continued.

37.                                 Alliance Capital also changed an investment restriction in the Tech Fund to add futures trading capability in order, among other things, to accommodate Calugar and other market timers.  Such a change required approval of the Tech Fund board and shareholders.  In obtaining these approvals, Alliance Capital did not disclose that one of the reasons was to accommodate timers in the Tech Fund.

38.                                 In the summer of 2002, the Tech Fund portfolio manager sought to trade futures in order to increase liquidity to accommodate Alliance Capital’s approved timers.

At that time, the portfolio manager explained that, among other things, futures trading would provide more liquidity for dealing with what were highly volatile fund flows from market timers.  At the same time, the portfolio manager reduced Calugar’s market timing capacity in the Tech Fund to $50 million until the Tech Fund board approved the futures trading.

39.                                 Alliance Capital did not act on the futures trading at that point.  In or about December 2002, Alliance Capital increased Calugar’s timing capacity in the Tech Fund to $100 million “subject to satisfaction of the usual agreed conditions.”

40.                                 The issue of using futures trading to accommodate market timers in the Tech Fund arose again in early 2003 after a meeting of certain members of Alliance Capital senior management concerning the arrangement with Calugar.  In an email, the head of hedge fund sales notified Calugar that Alliance Capital would seek approval to permit futures trading in the Tech Fund and that this would “better accommodate increasing your Tech Fund exchanges in the future.”

41.                                 Permitting futures trading required approval of both the Tech Fund board and the shareholders.  An initial draft of the memorandum to the board recommended approval because, among other things, “the Fund’s investment strategies may be affected by cash flows due to substantial purchases or redemptions of the Fund’s shares resulting from, among other things, market timers because it may be unable to sell or purchase . . . thinly traded securities on a timely basis.”

42.                                 Ultimately, the Tech Fund board was not advised that the request for approval of futures trading was related to Alliance Capital’s accommodation of market timing in the Tech Fund.  The final version of the memorandum to the board omitted the reference to market timing and instead referred to the benefit of futures because “the fund frequently experiences significant cash flow changes.”

43.                                 The Tech Fund board voted to recommend to the shareholders the amendment to permit futures trading.  The Tech Fund filed with the Commission a proxy statement that recommended approval of the amendment, in relevant part, because trading futures would “enable the fund to manage cash flows even more efficiently . . . .”  The proxy statement did not disclose that one of the reasons for removing the restriction of futures trading was to accommodate Alliance Capital-approved timers in the Tech Fund.  The Tech Fund shareholders approved the amendment.

44.                                 Timers harmed the Tech Fund.  In July 2003, at a meeting of the Tech Fund board of directors, the portfolio manager gave a presentation on performance of the Tech Fund.  In a chart titled, “Impact From Market Timers,” the portfolio manager stated his belief that market timing caused performance of the Tech Fund to diminish by 1.4 percent during the first six months of 2003.

45.                                 In contrast, Calugar benefitted from the relationship.  From 2001 to 2003, Calugar generated approximately $72 million in profits from timing Alliance Capital mutual funds, including the Tech Fund.  During the same period, the net asset value (“NAV”) of the Tech Fund declined substantially.

Canary

46                                    Alliance Capital’s second-largest market timer (after Calugar) was a group of entities affiliated with Canary Investment Management, LLC and controlled by

Edward J. Stern (collectively, “Canary”).  By the end of its relationship with Alliance Capital in July 2003, Canary had approximately $110 to $120 million in timing assets in Alliance Capital mutual funds.  Canary obtained this timing capacity in exchange for investing in Alliance Capital hedge funds, other Alliance Capital mutual funds, and Alliance Capital private capital management accounts from which Alliance Capital earned fees.

47.                                 In the summer of 2001, Canary considered investing in an Alliance Capital hedge fund.  When making the commitment to the hedge fund, Canary asked Alliance Capital for market timing capacity in the AllianceBernstein Mid-Cap Fund (“Mid-Cap Fund”).  Thereafter, Alliance Capital provided to Canary two dollars of market timing capacity in the Mid-Cap Growth Fund for each dollar invested in the hedge fund.  Canary used its market timing capacity in the Mid-Cap Fund until June 2003, when the portfolio manager prohibited Canary from market timing that mutual fund.

48.                                 In April 2003, Alliance Capital offered Canary $30 million in market timing capacity across several Alliance Capital mutual funds, for which Alliance Capital required a $3 million “sticky asset” investment in the Premier Growth Fund.

49.                                 Alliance Capital had a practice of generally maintaining as confidential the specific securities and their weighted value owned by Alliance Capital mutual funds.  Except at certain times during the year, Alliance Capital did not disclose this information to the public.

50.                                 On more than one occasion, Alliance Capital released such information to Canary in contravention of its practice of confidentiality.  For example, in May 2003, a

Canary representative asked the Market Timing Supervisor to provide Canary updated portfolios for the certain mutual funds.  The Market Timing Supervisor requested and received the information from the mutual fund portfolio managers or their assistants.  On May 29, 2003, the Market Timing Supervisor sent an email to the Canary representative, which contained lists of all securities owned (and their weighted value in the portfolio) as of May 28, 2003, by five of the Funds:  the Growth Fund, the Mid-Cap Growth Fund, Growth and Income Fund, the Premier Growth Fund, and the Quasar Fund.

51.                                 Canary used this information to purchase a complex transaction that allowed it to establish a synthetic short position on these funds.  This enabled Canary to profit from market timing during falling markets.

52.                                 By releasing its portfolio holdings to Canary on a selective basis, Alliance Capital failed to establish, maintain, and enforce policies and procedures against the misuse of such confidential information.

Alliance Capital’s Timing Arrangements with Other Brokers

53.                                 In addition to its direct relationships with market timers such as Calugar and Canary, from 2001 to July 2003, Alliance Capital negotiated timing capacity with approximately 18 brokers.  Brokers seeking timing capacity for their clients typically communicated with the Market Timing Supervisor to negotiate timing capacity in the mutual funds.  The Market Timing Supervisor negotiated with the brokers the particular Alliance Capital mutual fund, the number of “round trips” (i.e., number of exchanges into and out of a fund) allowed within a given time frame, and the maximum dollar amount per exchange.  The Market Timing Supervisor typically communicated with the Alliance

Capital portfolio team to obtain approval of the market timing capacity agreement.  Typically, when the portfolio team approved the timer’s request, the Market Timing Supervisor informed the approved broker of the final terms of the agreement.

54.                                 During 2001 to 2003, Alliance Capital provided capacity to market timers in the following Funds:  Tech Fund, Growth Fund, Growth & Income Fund, Premier Growth Fund, Mid-Cap Fund, Quasar Fund, Small Cap Value Fund, High-Yield Fund, Disciplined Value Fund, and Americas Government Income Trust Fund.

55.                                 In 2003, in exchange for or in connection with providing market timing capacity in its mutual funds, the Market Timing Supervisor asked approved timers, or approved timers offered, to invest an amount typically equal to 10 percent of the timing assets into another investment vehicle managed by Alliance Capital.  To promote such arrangements, Alliance Capital began paying commissions to its wholesalers on the sticky assets received in exchange for timing capacity.  Sales personnel referred to the sticky assets as “legit assets.”  The Market Timing Supervisor maintained a schedule of “legit assets” as they were received.  During the first three quarters of 2003, Alliance Capital received $45 million in “legit assets” from timers.

III.                                 Violations

56.                                 The acts and practices of Alliance Capital described in the Findings violated §§ 352 and 353 of the Martin Act, in that while acting as an investment advisor and providing investment advice, it engaged in fraudulent practices, including but not limited to entering into arrangements with certain investors and brokers that allowed such investors and brokers to time mutual funds for which Alliance Capital was the investment advisor in exchange for fees on sticky assets in Alliance Capital investment products, including hedge funds managed by the same portfolio managers who managed the mutual funds being timed — creating a conflict of interest for such managers and Alliance Capital.  Further, Alliance Capital arranged to give material non-public information of the mutual funds concerning the funds’ weighted portfolio holdings to select timers in the funds.  Alliance Capital failed to disclose these arrangements to the mutual funds’ directors and investors.

57.                                 The acts and practices of Alliance Capital described in the Findings violated § 352-c(l)(a) of the Martin Act, in that they involved Alliance Capital’s use or employment of a fraud, deception, concealment, suppression, or false pretense, engaged in to induce or promote the issuance, distribution, exchange, sale, negotiation or purchase within or from this state of securities or commodities, including but not limited to entering into arrangements with certain investors and brokers that allowed such investors and brokers to time mutual funds for which Alliance Capital was the investment advisor in exchange for fees on sticky assets in Alliance Capital investment products, including hedge funds managed by the same portfolio managers who managed the mutual funds being timed — creating a conflict of interest for such managers and Alliance Capital.  Further, such arrangements were detrimental to the other investors in the mutual funds and diluted the value of their holdings.

58.                                 The acts and practices of Alliance Capital described in the Findings violated § 352-c(l)(c) of the Martin Act, in that they involved Alliance Capital’s use or employment of a representation or statement that was false, where the person who made such representation or statement knew the truth and where such acts and practices were engaged in to induce or promote the issuance, distribution, exchange, sale, negotiation or purchase within or from this state of securities or commodities, including but not limited to:  (A) representations and statements in prospectuses for Alliance Capital mutual funds that Alliance Capital, directly or indirectly, issued or knowingly assisted in issuing, and that were false and misleading in failing to disclose the arrangements with certain investors and brokers that allowed timing mutual funds in exchange for fees on sticky assets in Alliance Capital investment products, including hedge funds managed by the same portfolio managers who managed the timed mutual funds — creating a conflict of interest for such managers and Alliance Capital; and (B) representations and statements in a proxy statement in connection with proxy solicitations to investors in the Alliance Technology mutual fund that were false and misleading as to material facts by failing to disclose that a principal reason for seeking the authority to trade futures in the fund was to enable the portfolio manager to accommodate market timing activity in such fund.

59.                                 The acts and practices of Alliance Capital described in the Findings violated § 63 (12) of the Executive Law, in that Alliance engaged in repeated fraudulent or illegal acts or otherwise demonstrated persistent fraud or illegality in the carrying on, conducting or transacting its business, including but not limited to:  (A) breach of its fiduciary duty to the Alliance Capital mutual funds and their investors;  (B) false and misleading statements and representations in numerous prospectuses and the Technology mutual fund proxy statement, as described in paragraph 58 above; (C) negotiating for investments in Alliance Capital hedge funds as a quid pro quo for permitting timing in

Alliance Capital mutual funds; and (D) revealing material non-public information of Alliance Capital mutual funds concerning the funds’ weighted portfolio holdings to select timers in the funds for the purpose of obtaining and/or maintaining investments by timers in Alliance Capital investment products.

60.                                 The Attorney General finds the following sanctions appropriate and in the public interest.

AGREEMENT

IT NOW APPEARING THAT Alliance Capital desires to settle and resolve the Investigation without admitting or denying the Attorney General’s Findings, the Attorney General and Alliance Capital hereby enter into this Assurance of Discontinuance, pursuant to Executive Law § 63 (15), and agree as follows:

I.                                         Affirmative Relief

A.                                    Disgorgement and/or Restitution and Civil Penalty

1.                                       Alliance Capital or an Alliance Capital affiliate shall pay $150,000,000 in disgorgement and/or restitution plus a civil money penalty in the amount of $100,000,000 for a total payment of $250,000,000, exclusive of the value of the “Management Fee Rate” reductions provided for in Section I.C. hereof.  The $250,000,000 payment shall be remitted to and administered by the SEC in accordance with the SEC Order.  Amounts ordered to be paid as civil money penalties pursuant to this Assurance of Discontinuance (which are to be remitted and administered in accordance with the terms of the SEC Order) shall be treated as penalties paid to the government for all purposes, including tax purposes, and shall be distributed as provided in and pursuant to the SEC Order

2.                                       Alliance Capital agrees that it or any Alliance Capital affiliate shall not seek or accept, directly or indirectly, reimbursement or indemnification, including, but not limited to, payment made pursuant to any insurance policy, with regard to any or all of the amounts payable pursuant to this Assurance of Discontinuance, provided that nothing in this paragraph shall prevent Alliance Capital from bringing claims (including claims for indemnity and/or contribution) against persons or entities for injuries sustained by Alliance Capital as a result of such persons’ or entities’ engagement or involvement in market timing or late trading.

3.                                       No payments made or costs incurred by Alliance Capital pursuant to or in connection with this Assurance of Discontinuance shall be borne directly or indirectly by any Alliance Capital mutual fund or the shareholders thereof.  Alliance Capital agrees and undertakes that it and its affiliates shall not directly or indirectly assess any fee or charge to any Alliance Capital mutual fund or the shareholders thereof to defray, recoup or reimburse any such payments or costs, including, but not limited to, the value of the reduction in Management Fee Rates provided for in Section I.C. below.  Within 45 days after the end of Alliance Capital’s fiscal years 2004 through 2008, the president or chief executive officer of Alliance Capital shall certify in writing to the New York State Attorney General that Alliance Capital has complied in all material respects with the provisions of this paragraph.  For good cause shown, the Attorney General may in his sole discretion extend in writing the deadline for certification set forth in this paragraph.

B.                                    General Relief

1.                                       Alliance Capital admits the jurisdiction of the Attorney General.  Alliance Capital will cease and desist from engaging in any acts in violation of the Martin Act and/or Executive Law § 63 (12) and will comply with the Martin Act and Executive Law § 63 (12).

2.                                       Evidence of a violation of this Assurance of Discontinuance by Alliance Capital shall constitute prima facie proof of violation of the Martin Act and Executive Law § 63 (12) in any civil action or proceeding hereafter commenced by the Attorney General.

C.                                    Reduction of Management Fee Rates For Five Years

1.                                       Alliance Capital agrees that effective January 2, 2004, Alliance Capital shall establish reduced Management Fee Rates for certain Alliance Capital mutual funds, which funds are included amongst those identified on Schedule A to this Assurance of Discontinuance (the “Retail Funds”).  The reduced Management Fee Rates shall result in a reduction in Total Management Fees of approximately $70 million a year based upon assets under management as of January 2, 2004, for a total reduction over 5 years of approximately $350 million from that which would have been paid by the Retail Funds if there had been no reduction in the Management Fee Rates on January 2, 2004 (assuming there were no changes in the assets under management of any Retail Fund).

Alliance Capital further agrees that the reduced Management Fee Rates established pursuant to this paragraph shall not be increased through December 31, 2008, and that it shall not eliminate or increase through December 31, 2008, the “Expense Caps” in effect as of January 2, 2004, for any Retail Fund.

2.                                       Alliance Capital represents and warrants that the Retail Funds are all of the U.S. funds registered under the Investment Company Act of 1940 (the “Investment Company Act”) advised by Alliance Capital (except for money market and closed-end funds and non-retail classes of Sanford C. Bernstein funds) and variable annuity clones thereof distributed to retail investors in the United States, and that Schedule A accurately and completely states:  (a) the names of all of its Retail Funds as of January 2, 2004; (b) assets under management of the Retail Funds as of January 2, 2004; (c) the Management Fee Rates and Expense Caps for the Retail Funds as of January 2, 2004; and (d) the reduced Management Fee Rates and the resulting “Total Management Fee” reduction of approximately $350 million as provided in Section I.C.1.

3.                                       “Management Fee Rates” means those management fee rates specified in the management agreements between Alliance Capital and the Retail Funds.  “Total Management Fees” means the management fees payable based on the Management Fee Rates after being reduced by “Expense Reimbursements.” “Expense Reimbursement” means the waiver by Alliance Capital of payment by a given Retail Fund class of management fees and other expenses that exceed the “Expense Cap” for such Retail Fund class.  “Expense Cap” means the maximum “Expense Ratio” that a given Retail Fund class will incur.  “Expense Ratio” for a given Retail Fund class means the ratio calculated on an annualized basis where:  (a) the numerator is the sum of management fees, based on Management Fee Rates, and all other expenses charged to the given Retail Fund class; and (b) the denominator is the average annual assets of the Retail Fund class.

D.                                    Corporate Governance of Mutual Funds

1.                                       Contemporaneously with the execution of this Assurance of Discontinuance, Alliance Capital shall submit to the Attorney General certified copies of resolutions duly adopted by the Board of Directors of each Alliance Capital mutual fund in the form attached hereto as Exhibit 1 providing that such mutual fund will be required to comply in all material respects with the provisions of Sections I.D.2. through I.D.13. during the period or periods in which such provisions are in effect under this Assurance of Discontinuance as provided for in this Assurance of Discontinuance.  If any Alliance Capital mutual fund amends or rescinds any such resolution or part thereof, such amendment or rescission shall be fully disclosed in the prospectus and any amendment thereto for such fund.

Chairman of the Board

2.                                       The Chairman of the Board of Directors of each Alliance Capital mutual fund shall in all respects be independent of Alliance Capital and its affiliates and have no prior relationship, at any time, with Alliance Capital, its present or former affiliates, directors, officers, employees or agents acting in their capacity as such agents, or with such mutual fund (other than to have been a mutual fund director or a shareholder of an Alliance Capital mutual fund) (hereinafter referred to as an “Impermissible Relationship”).  An Impermissible Relationship includes any of the following types of relationships:  (a) substantial commercial, banking or financial relationship; or (b) any legal, accounting, consulting, advisory, familial, charitable, employee, director, trustee or officer relationship; provided, however, a charitable relationship shall not be deemed an Impermissible Relationship if the charitable relationship is disclosed to the Board of Directors.  During the period when acting as Chairman, the Chairman and any firm with which he or she is affiliated shall have no such Impermissible Relationship.  For a period of 2 years following conclusion of the Chairman’s services as such, Alliance Capital and its affiliates shall not enter into any material banking, financial, legal, accounting, consulting or advisory relationship with the Chairman or with any firm with which the Chairman was affiliated while Chairman.  An interested person of Alliance Capital or of an Alliance Capital mutual fund shall not be deemed “independent.”  For purposes of this paragraph, “interested person” has the same meaning as defined in the Investment Company Act; and “familial” means all individuals within three degrees of consanguinity or affinity.

3.                                       In the event that Alliance Capital desires input from the Attorney General as to whether a proposed Chairman of the Board of Directors (or Senior Officer, as defined below) has a relationship that is an Impermissible Relationship, Alliance Capital may make full disclosure of the facts and circumstances and seek the prior guidance of the Attorney General; provided, however, that nothing contained herein shall be construed to excuse a breach of this Assurance of Discontinuance where a Chairman or Senior Officer has already assumed office before the input of the Attorney General was sought by Alliance Capital.

Directors

4.                                       At least seventy-five percent of the directors of an Alliance Capital mutual fund’s Board of Directors:  (a) shall not be interested persons, as defined by the Investment Company Act, of Alliance Capital or any of its affiliates; and (b) shall not have been directors, officers or employees of Alliance Capital at any point during the preceding 10 years (“Independent Members”), provided that no current director shall be removed before January 1, 2005, for failure to meet the 10-year requirement.  In the event that an Alliance Capital mutual fund’s Board of Directors fails to meet this requirement at any time due to the death, resignation, retirement or removal of any Independent Member, the Independent Members will take such steps as may be necessary to bring the Board of Directors in compliance within a reasonable period of time not to exceed 90 days.  For good cause shown, the Attorney General may in his sole discretion extend in writing any of the deadlines set for in this paragraph.

Senior Officer

5.                                       Within 30 days of the parties’ execution of this Assurance of Discontinuance, Alliance Capital shall recommend in writing to the Board of Directors of each Alliance Capital mutual fund that the Alliance Capital mutual fund appoint a full-time senior officer (“Senior Officer”) with the title of at least Senior Vice President who shall have no Impermissible Relationship (as defined above) during the period he or she is acting as Senior Officer; provided, however, that an Alliance Capital mutual fund’s

Senior Officer may be technically employed and paid by Alliance Capital or an affiliate and/or be the same person the Alliance Capital mutual fund designates as the Chief Compliance Officer of the Alliance Capital mutual fund pursuant to Rule 38a-1(a)(4) of the Investment Company Act, 17 C.F.R. 270.38a-1(a)(4), so long as such person is not also employed by Alliance Capital pursuant to Rule 206(4)-7 of the Investment Advisors Act, 17 C.F.R. 275.206(4)-7, or has any duties or responsibilities other than as Chief Compliance Officer of the Alliance Capital mutual fund pursuant to Rule 38a-1(a)(4) and Senior Officer of the Alliance Capital mutual fund pursuant to this Assurance of Discontinuance.  The Senior Officer may serve as Senior Officer to more than one fund.  For a period of 2 years following conclusion of the Senior Officer’s services as such, Alliance Capital and its affiliates shall not enter into any material banking, financial, legal, accounting, consulting or advisory relationship with the Senior Officer or with any firm with which the Senior Officer was affiliated while Senior Officer.

6.                                       The Senior Officer of an Alliance Capital mutual fund shall report directly to the Alliance Capital mutual fund’s Board of Directors and such reporting shall be as often as may be appropriate, but no less than quarterly.

7.                                       Subject to approval by the Independent Members of the Alliance Capital mutual fund’s Board of Directors, the Senior Officer for such fund shall have the authority to retain or consult consultants, experts or staff as may be reasonably necessary to assist the Senior Officer in the performance of his or her duties.  The Senior Officer and such consultants, experts or staff shall be compensated at their reasonable and customary rates as determined by the Independent Members of the Alliance Capital

mutual fund.  The Senior Officer may be terminated only with the approval of a majority of the Independent Members of the Alliance Capital mutual fund’s Board of Directors.

8.                                       The duties and responsibilities of the Alliance Capital mutual fund’s Senior Officer shall include at least the following:

(a)                                  monitoring compliance by the Alliance Capital mutual fund and its investment advisor(s) (insofar as the advisors act in connection with the Alliance Capital mutual fund), with:  (i) federal and state securities laws; (ii) state laws respecting potential or actual conflicts of interests; (iii) their respective fiduciary duties; and (iv) applicable codes of ethics and/or compliance manuals; and

(b)                                 managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged an Alliance Capital mutual fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.  Proposed management fees include, but are not limited to, renewal of existing management fee agreements or continuation of such existing fee agreements after approval by an Alliance Capital mutual fund’s Board of Directors.

9.                                       Commencing January 1, 2005, the reasonableness of the proposed management fees shall be determined by the Board of Directors of the Alliance Capital mutual funds using either:

(a)                                  an annual competitive bidding process, supervised by the Senior Officer, that includes at least three sealed bids with proposed management fees; or

(b)                                 an annual independent written evaluation prepared by or under the direction of the Senior Officer that considers at least the following: (i) management fees (including any components thereof) charged to institutional and other clients (e.g., a variable annuity that is a clone of the Alliance Capital mutual fund) of Alliance Capital for like services; (ii) management fees (including any components thereof) charged by other mutual fund companies for like services; (iii) costs to Alliance Capital and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; (iv) profit margins of Alliance Capital and its affiliates from supplying such services; (v) possible economies of scale as the Alliance Capital mutual fund grows larger; and (vi) the nature and quality of Alliance Capital’s services, including Alliance Capital mutual fund performance.

10.                                 The Senior Officer of each Alliance Capital mutual fund shall keep the Board of Directors of such mutual fund fully and promptly informed of the bidding process or the fee evaluation process, as the case may be.

11.                                 Alliance Capital shall cooperate fully and promptly with the Alliance Capital mutual fund’s Senior Officer and provide any information (including preparation of summaries or other compilations of data) and documents in the possession, custody or control of Alliance Capital that the Senior Officer requests and that relate to or concern any of the matters referenced in this section.  Nothing in Sections I.D.8. through I.D.9. shall diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act.  Alliance Capital shall promptly provide the Senior Officer with access to any officer or employee of

Alliance Capital and use its best efforts to cause any director of Alliance Capital to answer any and all inquiries put to them by the Senior Officer that relate to or concern any such matters.

12.                                 Alliance Capital shall use its best efforts:  (a) to have each Alliance Capital mutual fund appoint the Alliance Capital mutual fund’s Senior Officer by October 1, 2004; and (b) thereafter, if the position of Senior Officer becomes vacant for any reason, to appoint promptly a replacement Senior Officer.  By October 1, 2004, Alliance Capital shall provide a written schedule to the Attorney General that identifies the name of the Senior Officer for each Alliance Capital mutual fund and describes his or her background and compensation.  Alliance Capital shall keep the information on the schedule current and provide an updated schedule to the New York State Attorney General within 30 days of any change in such information.  For good cause shown, the Attorney General may in his sole discretion extend in writing any of the deadlines set forth in this paragraph.

13.                                 Within 45 days of completion of the written fee evaluation provided for in Section I.D.9., Alliance Capital shall publicly disclose a summary of such evaluation and any opinions or conclusions arising from or included in the evaluation (hereinafter referred to as the “Fee Summary”).  The Fee Summary shall discuss the factors referenced in Section I.D.9. and provide sufficient specifics to permit a reasonable investor in an Alliance Capital mutual fund to evaluate the reasonableness of the fees; provided, however, that the Fee Summary shall not be required to include or reveal confidential, competitively sensitive data, such as (but not limited to) institutional fee rates, internal costs and profit margins.  Public disclosure shall include, at least: (a) continuous, prominent posting (in downloadable format) on the Alliance Capital mutual fund’s website of Fee Summaries of at least the two most recent fee evaluations as part of the Alliance Capital mutual fund description; (b) delivery of the Fee Summary of the most recent fee evaluation with the annual and semi-annual reports furnished to shareholders of the mutual fund; and (c) prominent notice of the availability of the Fee Summary in the periodic account statements (if any) furnished by Alliance Capital or its affiliates to individual direct investors of the Alliance Capital mutual fund.  For good cause shown, the Attorney General may in his sole discretion extend in writing any of the deadlines set forth in this paragraph.

E.                                      Disclosure to Investors

1.                                       Alliance Capital shall bear the costs for developing procedures, to be implemented by December 31, 2004, with respect to all Retail funds and money market funds, whereby Alliance Capital, in an easy to understand format, shall:

(a)                                  include with each periodic account statement an Alliance Capital mutual fund sends to investors:  (i) the fees and costs, in actual dollars, on a fund-by-fund basis, charged to each investor based upon the investor’s most recent quarterly closing balance; and (ii) the fees and costs, in actual dollars, that would be charged a hypothetical investment of $10,000 held for the next 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming:  (1) a 5% return for each year; (2) for disclosures made during the period through December 31,

2008, a continuation of the reduced Management Fee Rates provided in section I.C. above, and (3) commencing with disclosures made after December 31, 2008, the then current Management Fee Rates;

(b)                                 maintain continuous, prominent posting on its website of: (i) a calculator that will enable an investor to calculate the fees and costs, in actual dollars, on a fund-by-fund basis, charged to each investor based upon the investor’s most recent quarterly closing balance; and (ii) the fees and costs, in actual dollars, that would be charged a hypothetical investment of $10,000 held for the next 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming: (1) a 5% return for each year; (2) for the posting made during the period through December 31, 2008, a continuation of the reduced Management Fee Rates provided in section I.C. above; and (3) commencing with the posting made after December 31, 2008, the then current Management Fee Rates; and

(c)                                  disclose in the applicable prospectus or amendment thereto a summary showing the fees and costs, in actual dollars, that would be charged a hypothetical investment of $10,000 held for the next 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming:  (1) a 5% return for each year; (2) for disclosures made during the period through December 31, 2008, a continuation of the reduced Management Fee Rates provided in section I.C. above; and (3) commencing with disclosures made after December 31, 2008, the then current Management Fee Rates; provided however that, in the case of money market funds,

Alliance Capital shall make disclosures comparable to that required under Section I.E.l(a) through (c).

2.                                       Any disclosure requirement to investors in Section I.E.1. shall not be required if and to the extent that any such disclosure is expressly prohibited by rules promulgated and adopted by the SEC or the NASD.

II.                                     Other Provisions

A.                                    Scope of This Assurance of Discontinuance

1.                                       This Assurance of Discontinuance concludes the Investigation brought by the Attorney General and any action the Attorney General could commence against Alliance Capital or any of its current corporate affiliates arising from or relating to the subject matter of the Investigation; provided however, that nothing contained in this Assurance of Discontinuance shall be construed to cover claims of any type by any other state agency or any claims that may be brought by the Attorney General to enforce Alliance Capital’s obligations arising from or relating to the provisions contained in this Assurance of Discontinuance.  This Assurance of Discontinuance shall not prejudice, waive or effect any claims, rights or remedies of the Attorney General with respect to any person or entity not a party hereto, all of which claims, rights, and remedies are expressly reserved.

2.                                       If Alliance Capital does not make the payments as provided in Section I.A. of this Assurance of Discontinuance (and in accordance with the SEC Order), or the Management Fee Rate reductions as provided in Section I.C. of this Assurance of Discontinuance, or Alliance Capital defaults on any of its obligations under this Assurance of Discontinuance, the Attorney General may terminate this Assurance of Discontinuance, at his sole discretion, upon written notice to Alliance Capital followed by Alliance Capital’s failure to cure within a reasonable time, and Alliance Capital agrees that any statute of limitations or other time related defenses applicable to the subject of the Investigation and any claims arising from or relating thereto are tolled from and after December 31, 2003.  In the event of such termination, Alliance Capital expressly agrees and acknowledges that this Assurance of Discontinuance shall in no way bar or otherwise preclude the Attorney General from commencing, conducting or prosecuting any investigation, action or proceeding, however denominated, related to the Investigation, against Alliance Capital, or from using in any way any statements, documents or other materials produced or provided by Alliance Capital.

3.                                       For any person or entity not a party hereto, this Assurance of Discontinuance does not prohibit, limit or create:  (a) any private rights or remedies against Alliance Capital; (b) liability of Alliance Capital; or (c) defenses of Alliance Capital to any claims.

B.                                    Cooperation

1.                                       Alliance Capital and its current affiliates (“Alliance Holding”) agree to cooperate fully and promptly with the Attorney General with regard to any investigation, litigation or other proceeding, whether pending or subsequently initiated, relating to market timing or late trading during the period 1998 through 2003 (“proceeding” for purposes of Section II.B. includes, but is not limited to, any meeting, interview, deposition, hearing, trial or other proceeding).  Alliance Holding shall use its best efforts to ensure that all the current and former officers, directors, trustees, agents and employees of Alliance Holding and/or the Alliance Capital mutual funds also fully and promptly cooperate with the Attorney General.

2.                                       Cooperation shall include, without limitation:

(a)                                  production, voluntarily and without service of subpoena, of all documents or other tangible evidence requested by the Attorney General and any compilations or summaries of information or data that the Attorney General requests be prepared, with the exception of any information or documents with respect to which Alliance Holding has a statutory or contractual obligation of confidentiality to persons or entities who are not parties to this Assurance of Discontinuance (“Confidential Information”) and information or documents protected by the attorney-client and/or work product privileges (“Privileged Information”);

(b)                                 without the necessity of a subpoena, having the current officers, directors, trustees, agents and employees of Alliance Holding attend any proceedings in New York State or elsewhere at which the presence of any such persons is requested by the Attorney General and having such current officers, directors, trustees, agents and employees answer any and all inquiries that may be put by the Attorney General to any of them at any proceedings or otherwise, except to the extent to which such inquiries call for the disclosure of Confidential Information or Privileged Information;

(c)                                  Alliance Holding using its best efforts to cause current and former directors of Alliance Capital mutual funds and former officers, directors, trustees, agents and employees of Alliance Holding to attend any proceedings in New York State or elsewhere at which the presence of any such persons is requested by the Attorney General and to answer any and all inquiries that may be put by the Attorney General to any of them at any proceedings or otherwise, except to the extent to which such inquiries call for the disclosure of Confidential Information or Privileged Information;

(d)                                 fully, fairly and truthfully disclosing all information and producing all records and other evidence in its possession relevant to all inquiries made by the Attorney General, except to the extent to which such inquiries call for the disclosure of Confidential Information or Privileged Information;

(e)                                  making outside counsel reasonably available to provide comprehensive presentations concerning any internal investigation relating to all matters in this Assurance of Discontinuance and to answer questions relating to all matters in this Assurance of Discontinuance, except to the extent to which such presentations or questions call for the disclosure of Confidential Information or Privileged Information.

3.                                       All communications relating to cooperation pursuant to this Assurance of Discontinuance may be made to Alliance Capital’s attorneys as follows:

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention:  John K. Carroll, Esq.
Tel:  (212) 878-8596
Fax:  (212) 878-8375

with a copy to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention:  John H. Hall, Esq.
Tel:  (212) 909-6591
Fax:  (212) 909-6836

4.                                       In the event Alliance Holding fails to comply with this section of the Assurance of Discontinuance, the Attorney General shall be entitled, in addition to any other remedies in the Assurance of Discontinuance or otherwise, to:  (a) liquidated damages of $100,000 for each day that Alliance Holding continues to be in non-compliance after the expiration of the Cure Period; and (b) specific performance.  (“Cure Period” means the 20 days after the Attorney General has given Alliance Capital written notice of non-compliance with this section of the Assurance of Discontinuance.)

C.                                    No Indemnification

1.                                       Except as otherwise required by law or prior written agreement, Alliance Holding shall not make any payments of indemnification or allowances of expenses respecting “market timing” and “late trading” transactions to any person, including, without limitation, current or former directors, officers, employees or agents.  However, any such payments by Alliance Holding required by law or prior written agreement shall be payable at the time and in the manner of Alliance Holding’s choosing.

2.                                       Nothing in this Assurance of Discontinuance shall prevent or limit Alliance Holding from indemnifying the Alliance Capital mutual funds or their successors in connection with any business combination, merger or otherwise.

D.                                    Miscellaneous Provisions

1.                                       This Assurance of Discontinuance and any dispute related thereto shall be governed by the laws of the State of New York without regard to any conflicts of laws principles.

2.                                       No failure or delay by the Attorney General in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies provided herein shall be cumulative.

3.                                       Alliance Capital consents to the jurisdiction of the Attorney General in any proceeding or action to enforce this Assurance of Discontinuance.

4.                                       Alliance Capital enters into this Assurance of Discontinuance voluntarily and represents that no threats, offers, promises or inducements of any kind have been made by the Attorney General or any member, officer, employee, agent or representative of the Attorney General to induce Alliance Capital to enter into this Assurance of Discontinuance.

5.                                       Alliance Capital agrees not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any finding in this

Assurance of Discontinuance or creating the impression that this Assurance of Discontinuance is without factual basis.  Nothing in this paragraph affects Alliance Capital’s:  (a) testimonial obligations; or (b) right to take legal or factual positions in defense or prosecution of litigation or in defense or prosecution of other legal proceedings in which the Attorney General is not a party.

6.                                       This Assurance of Discontinuance may be changed, amended or modified only by a writing signed by all parties hereto.

7.                                       This Assurance of Discontinuance, together with the attached Schedule A and Exhibit 1, constitutes the entire agreement between the Attorney General and Alliance Capital and supersedes any prior communication, understanding or agreement, whether written or oral, concerning the subject matter of this Assurance of Discontinuance.

8.                                       This Assurance of Discontinuance shall be binding upon Alliance Capital and its successors, assigns, and/or purchasers of all or substantially all its assets (“Successors”) for as long as Alliance Capital or any Successor continues to provide investment advisory services to the Alliance Capital mutual funds or any successors thereof (including any funds with which the Alliance Capital mutual funds are merged) provided, however, that any Successor to Alliance Capital may petition the Attorney General and obtain relief from such undertakings.

9.                                       This Assurance of Discontinuance shall be effective and binding only when this Assurance of Discontinuance is signed by all parties.  This Assurance of

Discontinuance may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument.

WHEREFORE, the following signatures are affixed hereto on the dates set forth below.

Dated: August 19, 2004

Alliance Capital Management L.P.

By:	/s/ Alliance Capital Management Corporation
Alliance Capital Management Corporation,
General Partner

By:	/s/ Lewis A. Sanders
Lewis A Sanders
Chief Executive Officer

Dated: August 19, 2004
Reviewed by:

/s/ John H. Hall
John H. Hall, Esq.
Debevoise & Plimpton LLP
919 Third Avenue
New York, N.Y. 10022
Counsel for the Independent Directors
Alliance Capital Management Corporation
General Partner of Alliance Capital Management L.P.

Dated: August 18, 2004
Reviewed by:

/s/ John K. Carroll
John K. Carroll, Esq.
Clifford Chance US LLP
31 West 52nd Street
New York, N.Y. 10019
Counsel for Alliance Capital Management L.P.

Dated: September 1st, 2004

ELIOT SPITZER,
Attorney General of the State of New York

	By:	/s/ Bruce Topman
Bruce Topman
Assistant Attorney General,
Senior Enforcement Counsel
Investment Protection Bureau

ACKNOWLEDGEMENT

STATE OF NEW YORK )
: SS.
COUNTY OF NEW YORK )

On this 19th day of August, 2004, before me personally came Lewis A. Sanders, known to me, who, being duly sworn by me, did depose and say that he resides at 4 East 66th Street, New York, New York 10021; that he is the Chief Executive Officer of Alliance Capital Management Corporation (“ACMC”), a corporation duly organized and existing under the laws of the State of Delaware; that ACMC is the general partner of Alliance Capital Management L.P., a limited partnership duly organized and existing under the laws of the State of Delaware and described in and which executed the foregoing Assurance of Discontinuance; that ACMC is duly authorized by Alliance Capital Management L.P. to enter into the foregoing Assurance of Discontinuance for and on behalf of Alliance Capital Management L.P.; that he signed the name of ACMC by like authorization; that he is duly authorized by ACMC to sign the name of ACMC and that he signed his name as Chief Executive Officer of ACMC by like authorization.

/s/ Mark A. Nelson
Notary Public
My commission expires: Jan. 27, 2007

Schedule A

Fund Name	Assets Under Management As of January 2, 2004	Old Management Fee Rates		New Management Fee Rates	Expense Cap (In Basis Points)					AFB (Current)			AFB (Revised)			Difference
					Class-A/1	Class-B/2	Class-C	Class-AD	Class-R	AFB-Gross	AFB-Reimb	AFB-Net	AFB-Gross	AFB-Reimb	AFB-Net	AFB-Gross	AFB-Reimb	AFB-Net

Open End Funds:
Balanced Funds:
ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES BALANCED WEALTH STRATEGY	$117,186,449	75(5B)70(2.5B)65(2.5B)60(>10B	)	[ 55(2.5B) 45(2.5B) 40(>5B)]	1.55%	2.25%	2.25%	1.25%	N/A	$879	$318	$561	$645	$84	$561	($234)	($234)	$0
ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES WEALTH PRESERVATION STRATEGY	95,691,737	75(5B)70(2.5B)65(2.5B)60(>10B	)	[ 55(2.5B) 45(2.5B) 40(>5B)]	1.55%	2.25%	2.25%	1.25%	N/A	718	196	522	526	4	522	(192)	(192)	0
ALLIANCEBERNSTEIN WEALTH STRATEGIES BALANCED WEALTH STRATEGY	125,876,970	75(5B)70(2.5B)65(2.5B)60(>10B	)	[ 55(2.5B) 45(2.5B) 40(>5B)]	1.55%	2.25%	2.25%	1.25%	N/A	944	545	399	692	293	399	(252)	(252)	0
ALLIANCEBERNSTEIN WEALTH STRATEGIES WEALTH PRESERVATION STRATEGY	70,611,452	75(5B)70(2.5B)65(2.5B)60(>10B	)	[ 55(2.5B 45(2.5B 40(>5B)]	1.55%	2.25%	2.25%	1.25%	N/A	530	233	297	388	91	297	(142)	(142)	0
ALLIANCEBERNSTEIN BALANCED SHARES	1,464,426,485	62.5(200M)50(200M)45(>400M	)	[60(200M)50(200M)40(>400M)]						7,040	0	7,040	6,458	0	6,458	(582)	0	(582)
	$1,873,793,092									$10,111	$1,292	$8,819	$8,709	$472	$8,237	($1,402)	($820)	($582)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO	$220,294,196	62.5		[ 55(2.5B 45(2.5B 40(>5B]						$1,377	$0	$1,377	$1,212	$0	$1,212	($165)	$0	($165)
	$220,294,196									$1,377	$0	$1,377	$1,212	$0	$1,212	($165)	$0	($165)
	$2,094,087,288									$11,488	$1,292	$10,196	$9,921	$472	$9,449	($1,567)	($820)	($747)

Growth Funds:
ALLIANCEBERNSTEIN PREMIER GROWTH FUND	$5,964,264,060	100(5B)95(2.5B)90(2.5B)85(>10B	)	[ 75(2.5B) 65(2.5B) 60(>5B)]						$59,161	$0	$59,161	$40,786	$0	$40,786	($18,375)	$0	($18,375)
ALLIANCEBERNSTEIN GROWTH FUND	2,144,144,206	75(3B)70(1B)65(1B)60(>5B	)	[ 75(2.5B) 65(2.5B) 60(>5B)]						16,081	0	16,081	16,081	0	16,081	0	0	0
ALLIANCEBERNSTEIN MID-CAP GROWTH FUND	776,637,436	75(500M)65(500M)55(>1B	)	No change						5,548	0	5,548	5,548	0	5,548	0	0	0
ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO (1)	73,758,501	110		[ 75(2.5B) 65(2.5B) 60(>5B)]	2.50%	3.20%	3.20%	N/A	N/A	811	0	811	553	0	553	(258)	0	(258)
ALLIANCEBERNSTEIN DYNAMIC GROWTH FUND, INC.	6,623,364	100(5B)95(2.5B)90(2.5B)85(>10B	)	[ 75(2.5B) 65(2.5B) 60(>5B)]	1.70%	2.40%	2.40%	1.40%	N/A	66	35	31	50	19	31	(16)	(16)	0
ALLIANCEBERNSTEIN DISCIPLINED GROWTH FUND, INC.	1,286,201	100(5B)95(2.5B)90(2.5B)85(>10B	)	[ 75(2.5B) 65(2.5B) 60(>5B)]	1.70%	2.40%	2.40%	1.40%	N/A	13	76	(63)	10	73	(63)	(3)	(3)	0
ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND	76,997,815	100		[ 75(2.5B) 65(2.5B) 60(>5B)]	0.90%	1.20%	N/A	N/A	N/A	770	400	370	577	207	370	(193)	(193)	0
	$9,043,711,582									$82,450	$511	$81,939	$63,605	$299	$63,306	($18,845)	($212)	($18,633)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN GROWTH PORTFOLIO	$261,950,627	75		[ 75(2.5B) 65(2.5B) 60(>5B)]						$1,965	$0	$1,965	$1,965	$0	$1,965	$0	$0	$0
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO	1,607,604,094	100		[ 75(2.5B) 65(2.5B) 60(>5B)]						16,076	0	16,076	12,057	0	12,057	(4,019)	0	(4,019)
	$1,869,554,722									$18,041	$0	$18,041	$14,022	$0	$14,022	($4,019)	$0	($4,019)
	$10,913,266,304									$100,491	$511	$99,980	$77,627	$299	$77,328	($22,864)	($212)	($22,652)

Value Funds:
ALLIANCEBERNSTEIN GROWTH AND INCOME FUND	$7,664,161,139	62.5(5B)60(2.5B)57.5(2.5B)55(>10B	)	[ 55(2.5B) 45(2.5B) 40(>5B)]						$47,194	$0	$47,194	$35,657	$0	$35,657	($11,537)	$0	($11,537)
ALLIANCEBERNSTEIN VALUE FUND	806,661,199	75		[ 55(2.5B) 45(2.5B) 40(>5B)]	2.50%	3.20%	3.20%	2.20%	2.70%	6,050	0	6,050	4,437	0	4,437	(1,613)	0	(1,613)
ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND	468,233,835	75		[ 55(2.5B) 45(2.5B) 40(>5B)]						3,512	0	3,512	2,575	0	2,575	(937)	0	(937)
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND	323,663,775	90		[ 55(2.5B) 45(2.5B) 40(>5B)]						2,913	0	2,913	1,780	0	1,780	(1,133)	0	(1,133)
ALLIANCEBERNSTEIN UTILITY INCOME FUND	204,748,881	75		[ 55(2.5B) 45(2.5B) 40(>5B)]						1,536	377	1,159	1,126	0	1,126	(410)	(377)	(33)
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND	411,431,774	90		[ 55(2.5B) 45(2.5B) 40(>5B)]	1.00%	1.30%	N/A	N/A	N/A	3,703	0	3,703	2,263	0	2,263	(1,440)	0	(1,440)
	$9,878,900,601									$64,908	$377	$64,531	$47,838	$0	$47,838	($17,070)	($377)	($16,693)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO	$2,273,974,023	62.5		[ 55(2.5B) 45(2.5B) 40(>5B)]						$14,212	$0	$14,212	$12,507	$0	$12,507	($1,705)	$0	($1,705)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO	112,258,473	90		[ 55(2.5B) 45(2.5B) 40(>5B)]						1,010	0	1,010	617	0	617	(393)	0	(393)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO	46,331,442	75		[ 55(2.5B) 45(2.5B) 40(>5B)]						347	0	347	255	0	255	(92)	0	(92)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN VALUE PORTFOLIO	117,232,397	75		[ 55(2.5B) 45(2.5B) 40(>5B)]	1.20%	1.45%	N/A	N/A	N/A	879	0	879	645	0	645	(234)	0	(234)
	$2,549,796,335									$16,448	$0	$16,448	$14,024	$0	$14,024	($2,424)	$0	($2,424)
	$12,428,696,937									$81,356	$377	$80,979	$61,862	$0	$61,862	($19,494)	($377)	($19,117)

Blend Funds:
ALLIANCEBERNSTEIN BLENDED STYLE SERIES U.S. LARGE CAP PORTFOLIO	$169,959,116	95(5B)90(2.5B)85(2.5B)80(>10B	)	[ 65(2.5B) 55(2.5B) 50(>5B)]	1.65%	2.35%	2.35%	1.35%	1.85%	$1,615	$0	$1,615	$1,105	$0	$1,105	($510)	$0	($510)
ALLIANCEBERNSTEIN WEALTH STRATEGIES WEALTH APPRECIATION STRATEGY	74,185,121	95(5B)90(2.5B)85(2.5B)80(>10B	)	[ 65(2.5B) 55(2.5B) 50(>5B)]	1.80%	2.50%	2.50%	1.50%	N/A	705	779	(74)	482	556	(74)	(223)	(223)	0
ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES WEALTH APPRECIATION STRATEGY	35,786,350	95(5B)90(2.5B)85(2.5B)80(>10B	)	[ 65(2.5B) 55(2.5B) 50(>5B)]	1.80%	2.50%	2.50%	1.50%	N/A	340	284	56	233	177	56	(107)	(107)	0
	$279,930,587									$2,660	$1,063	$1,597	$1,820	$733	$1,087	($840)	($330)	($510)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO	$7,699,573	95		[ 65(2.5B) 55(2.5B) 50(>5B)]	1.20%	1.45%	N/A	N/A	N/A	$73	$276	($203)	$50	$253	($203)	($23)	($23)	$0
	$7,699,573									$73	$276	($203)	$50	$253	($203)	($23)	($23)	$0
	$287,630,160									$2,733	$1,339	$1,394	$1,870	$986	$884	($863)	($353)	($510)

International Funds:
ALLIANCEBERNSTEIN NEW EUROPE FUND	$160,246,068	110(100M)95(100M)80(>200M	)	[ 75(2.5B) 65(2.5B) 60(>5B)]						$1,672	$0	$1,672	$1,202	$0	$1,202	($470)	$0	($470)
ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND	101,286,002	100		[ 75(2.5B) 65(2.5B) 60(>5B)]	2.50%	3.20%	3.20%	2.20%	N/A	1,013	255	758	760	2	758	(253)	(253)	0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND	1,092,202,815	100		[ 75(2.5B) 65(2.5B) 60(>5B)]	1.20%	1.90%	1.90%	0.90%	1.40%	10,922	5,200	5,722	8,192	2,470	5,722	(2,730)	(2,730)	0
ALLIANCEBERNSTEIN GLOBAL VALUE FUND	134,574,032	100		[ 75(2.5B) 65(2.5B) 60(>5B)]	1.50%	2.20%	2.20%	1.20%	N/A	1,346	266	1,080	1,009	0	1,009	(337)	(266)	(71)
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND, INC.	2,595,925	100(5B)95(2.5B)90(2.5B)85(>10B	)	[ 75(2.5B) 65(2.5B) 60(>5B)]	1.70%	2.40%	2.40%	1.40%	N/A	26	88	(62)	19	81	(62)	(7)	(7)	0
	$1,490,904,844									$14,979	$5,809	$9,170	$11,182	$2,553	$8,629	($3,797)	($3,256)	($541)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO	$145,595,854	100		[ 75(2.5B) 65(2.5B) 60(>5B)]	1.20%	1.45%	N/A	N/A	N/A	$1,456	$144	$1,312	$1,092	$0	$1,092	($364)	($144)	($220)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO	56,827,183	100		[ 75(2.5B) 65(2.5B) 60(>5B)]						568	0	568	426	0	426	(142)	0	(142)
	$202,423,037									$2,024	$144	$1,880	$1,518	$0	$1,518	($506)	($144)	($362)
	$1,693,327,880									$17,003	$5,953	$11,050	$12,700	$2,553	$10,147	($4,303)	($3,400)	($903)

Fund Name	Assets Under Management As of January 2, 2004	Old Management Fee Rates		New Management Fee Rates	Expense Cap (In Basis Points)					AFB (Current)			AFB (Revised)			Difference
					Class-A/1	Class-B/2	Class-C	Class-AD	Class-R	AFB-Gross	AFB-Reimb	AFB-Net	AFB-Gross	AFB-Reimb	AFB-Net	AFB-Gross	AFB-Reimb	AFB-Net
Specialty Funds:
ALLIANCEBERNSTEIN HEALTH CARE FUND	$223,009,581	95		[ 75(2.5B 65(2.5B 60(>5B]	2.50%	3.20%	3.20%	2.20%	N/A	$2,119	$0	$2,119	$1,673	$0	$1,673	($446)	$0	($446)
ALLIANCEBERNSTEIN SPECIAL EQUITY INSTITUTIONAL FUND	188,285,811	100(50M)75(50M)50(>100M	)	No change						1,316	0	1,316	1,316	0	1,316	0	0	0
ALLIANCEBERNSTEIN TECHNOLOGY FUND	3,304,238,814	100(10B)97.5(2.5B)95(2.5B)92.5(2.5B)90(2.5B)87.5(2.5B)85(>22.5B	)	[ 75(2.5B) 65(2.5B) 60(>5B)]						33,042	0	33,042	23,978	0	23,978	(9,064)	0	(9,064)
ALLIANCEBERNSTEIN SMALL CAP GROWTH FUND	448,431,505	100		[ 75(2.5B) 65(2.5B) 60(>5B)]						4,484	0	4,484	3,363	0	3,363	(1,121)	0	(1,121)
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND	280,565,671	100		[ 75(2.5B) 65(2.5B) 60(>5B)]						2,806	0	2,806	2,104	0	2,104	(702)	0	(702)
ALLIANCEBERNSTEIN SELECT INVESTOR SERIES BIOTECHNOLOGY PORTFOLIO [1]	188,109,750	125		[ 75(2.5B) 65(2.5B) 60(>5B)]	3.25%	3.95%	3.95%	N/A	N/A	2,351	0	2,351	1,411	0	1,411	(940)	0	(940)
ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO [1]	127,509,126	125		[ 75(2.5B) 65(2.5B) 60(>5B)]	3.25%	3.95%	3.95%	N/A	N/A	1,594	0	1,594	956	0	956	(638)	0	(638)
ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND	77,068,852	100		[ 75(2.5B) 65(2.5B) 60(>5B)]						771	0	771	578	0	578	(193)	0	(193)
ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND	53,232,127	100		[ 75(2.5B) 65(2.5B) 60(>5B)]	2.50%	3.20%	3.20%	2.20%	N/A	532	152	380	399	19	380	(133)	(133)	0
ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND	28,049,061	100		[ 75(2.5B) 65(2.5B) 60(>5B)]	3.00%	3.70%	3.70%	2.70%	N/A	280	364	(84)	210	294	(84)	(70)	(70)	0
ALLIANCEBERNSTEIN SMALL CAP VALUE FUND	832,194,409	100		[ 75(2.5B) 65(2.5B) 60(>5B)]	1.15%	1.85%	1.85%	0.85%	1.35%	8,322	2,432	5,890	6,241	2,432	3,809	(2,081)	0	(2,081)
ALLIANCEBERNSTEIN QUASAR INSTITUTIONAL FUND	211,674,624	100		[ 75(2.5B) 65(2.5B) 60(>5B)]	1.20%	1.50%	N/A	N/A	N/A	2,117	118	1,999	1,588	0	1,588	(529)	(118)	(411)
	$5,962,369,331									$59,734	$3,066	$56,668	$43,817	$2,745	$41,072	($15,917)	($321)	($15,596)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SEREIS FUND ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO	$318,398,068	100		[ 75(2.5B) 65(2.5B) 60(>5B)]						$3,184	$0	$3,184	$2,388	$0	$2,388	($796)	$0	($796)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN QUASAR PORTFOLIO	77,234,399	100		[ 75(2.5B) 65(2.5B) 60(>5B)]						772	0	772	579	0	579	(193)	0	(193)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO	42,292,898	100		[ 75(2.5B) 65(2.5B) 60(>5B)]						423	0	423	317	0	317	(106)	0	(106)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO	173,893,575	100		[ 75(2.5B) 65(2.5B) 60(>5B)]	1.20%	1.45%	N/A	N/A	N/A	1,739	0	1,739	1,304	0	1,304	(435)	0	(435)
	$611,818,940									$6,118	$0	$6,118	$4,588	$0	$4,588	($1,530)	$0	($1,530)
	$6,574,188,271									$65,852	$3,066	$62,786	$48,405	$2,745	$45,660	($17,447)	($321)	($17,126)
High Income Funds:
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST	$1,952,504,316	65		[ 50(2.5B) 45(2.5B) 40(>5B)]						$12,691	$0	$12,691	$9,763	$0	$9,763	($2,928)	$0	($2,928)
ALLIANCEBERNSTEIN HIGH YIELD FUND	604,610,790	75		[ 50(2.5B) 45(2.5B) 40(>5B)]	1.70%	2.40%	2.40%	1.40%	N/A	4,535	0	4,535	3,023	0	3,023	(1,512)	0	(1,512)
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND	327,250,829	75		[ 50(2.5B) 45(2.5B) 40(>5B)]						2,454	0	2,454	1,636	0	1,636	(818)	0	(818)
ALLIANCEBERNSTEIN MULTI MARKET STRATEGY TRUST	242,056,759	60		[ 50(2.5B) 45(2.5B) 40(>5B)]						1,452	0	1,452	1,210	0	1,210	(242)	0	(242)
ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST	169,411,955	75		[ 50(2.5B) 45(2.5B) 40(>5B)]	1.90%	2.60%	2.60%	1.60%	N/A	1,271	0	1,271	847	0	847	(424)	0	(424)
ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO	1,034,533,910	62.5(500M)50(>500M	)	[ 50(2.5B) 45(2.5B) 40(>5B)]	5,798	0	5,798	5,173	0	5,173	(625)	0	(625)
	$4,330,368,560									$28,201	$0	$28,201	$21,652	$0	$21,652	($6,549)	$0	($6,549)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO	$56,079,718	75		[ 50(2.5B) 45(2.5B) 40(>5B)]						$421	$0	$421	$280	$0	$280	($141)	$0	($141)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO	29,616,230	75		[ 50(2.5B) 45(2.5B) 40(>5B)]						222	0	222	148	0	148	(74)	0	(74)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO	65,952,677	65		[ 50(2.5B) 45(2.5B) 40(>5B)]						429	0	429	330	0	330	(99)	0	(99)
	$151,648,624									$1,072	$0	$1,072	$758	$0	$758	($314)	$0	($314)
	$4,482,017,184									$29,273	$0	$29,273	$22,410	$0	$22,410	($6,863)	$0	($6,863)

Low Risk Income Funds:
ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO	$1,405,455,507	60(500M)50(>500M	)	[ 45(2.5B) 40(2.5B) 35(>5B)]						$7,527	$0	$7,527	$6,325	$0	$6,325	($1,202)	$0	($1,202)
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND CALIFORNIA PORTFOLIO	1,021,291,124	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]						6,383	2,584	3,799	4,596	797	3,799	(1,787)	(1,787)	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND NATIONAL PORTFOLIO	548,741,636	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]						3,430	2,334	1,096	2,469	1,373	1,096	(961)	(961)	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND NEW YORK PORTFOLIO	526,851,675	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]						3,293	2,517	776	2,371	1,595	776	(922)	(922)	0
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO	444,450,105	55		[ 45(2.5B) 40(2.5B) 35(>5B)]	0.98%	1.68%	1.68%	0.68%	1.18%	2,444	1,376	1,068	2,000	932	1,068	(444)	(444)	0
ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO	354,679,370	50(1B)45(>1B	)	No change						1,773	0	1,773	1,773	0	1,773	0	0	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II FLORIDA PORTFOLIO	247,738,459	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]	0.78%	1.48%	1.48%	N/A	N/A	1,548	817	731	1,115	384	731	(433)	(433)	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II NEW JERSEY PORTFOLIO	224,773,200	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]	0.87%	1.57%	1.57%	N/A	N/A	1,405	650	755	1,011	256	755	(394)	(394)	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II ARIZONA PORTFOLIO	212,918,922	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]	0.78%	1.48%	1.48%	N/A	N/A	1,331	785	546	958	412	546	(373)	(373)	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II OHIO PORTFOLIO	210,667,247	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]	0.85%	1.55%	1.55%	N/A	N/A	1,317	643	674	948	274	674	(369)	(369)	0
ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO	201,171,299	50(1B)45(>1B	)	No change						1,006	0	1,006	1,006	0	1,006	0	0	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II PENNSYLVANIA PORTFOLIO	190,352,570	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]	0.95%	1.65%	1.65%	N/A	N/A	1,190	420	770	857	87	770	(333)	(333)	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND INSURED NATIONAL PORTFOLIO	184,414,164	62.5(200M)50(200M)45(>400M	)	[ 45(2.5B) 40(2.5B) 35(>5B)]						1,153	231	922	830	0	830	(323)	(231)	(92)
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II VIRGINIA PORTFOLIO	180,918,934	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]	0.72%	1.42%	1.42%	N/A	N/A	1,131	668	463	814	351	463	(317)	(317)	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND INSURED CALIFORNIA PORTFOLIO	174,162,329	55(200M)50(200M)45(>400M	)	[ 45(2.5B) 40(2.5B) 35(>5B)]						958	0	958	784	0	784	(174)	0	(174)
ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO	155,817,724	50(1B)45(>1B	)	No change						779	0	779	779	0	779	0	0	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II MASSACHUSETTS PORTFOLIO	156,163,769	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]	0.82%	1.52%	1.52%	N/A	N/A	976	590	386	703	317	386	(273)	(273)	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II MICHIGAN PORTFOLIO	154,637,403	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]	1.01%	1.71%	1.71%	N/A	N/A	966	181	785	696	0	696	(270)	(181)	(89)
ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO	140,895,411	50(1B)45(>1B	)	No change						704	0	704	704	0	704	0	0	0
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II MINNESOTA PORTFOLIO	108,531,516	62.5		[ 45(2.5B) 40(2.5B) 35(>5B)]	0.90%	1.60%	1.60%	N/A	N/A	678	324	354	488	134	354	(190)	(190)	0
	$6,844,632,363									$39,992	$14,120	$25,872	$31,227	$6,912	$24,315	($8,765)	($7,208)	($1,557)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO	$150,558,298	60		[ 45(2.5B) 40(2.5B) 35(>5B)]						$903	$0	$903	$678	$0	$678	($225)	$0	($225)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO	69,923,326	65		[ 45(2.5B) 40(2.5B) 35(>5B)]						454	0	454	315	0	315	(139)	0	(139)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO	102,792,571	50		[ 45(2.5B) 40(2.5B) 35(>5B)]						514	0	514	463	0	463	(51)	0	(51)

	$323,274,196									$1,871	$0	$1,871	$1,456	$0	$1,456	($415)	$0	($415)
	$7,167,906,559									$41,863	$14,120	$27,743	$32,683	$6,912	$25,771	($9,180)	($7,208)	($1,972)

Sub-Total US Long Terms Funds	$39,704,610,960									$303,035	$26,238	$276,797	$229,850	$13,714	$216,136	($73,185)	($12,524)	($60,661)
Sub-Total Variable Annuity Funds	$5,936,509,622									$47,024	$420	$46,604	$37,628	$253	$37,375	($9,396)	($167)	($9,229)
Total All Funds	$45,641,120,581									$350,059	$26,658	$323,401	$267,478	$13,967	$253,511	($82,581)	($12,691)	($69,890)

(1) Annual fee base claculation on base fee only.  There are no performance fee adjustments.

Certificate of Secretary/Clerk

I, Mark R. Manley, am the Secretary or Clerk of each of the Alliance Capital mutual funds as that term is defined in the Assurance of Discontinuance between Alliance Capital Management L.P. and the Attorney General of the State of New York, all of which are listed in Annex I to Exhibit 1 thereto, and in that capacity do hereby certify that the resolutions set forth in Exhibit 1 were duly adopted by each of such funds on either August 12 or August 16, 2004.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of August, 2004.

/s/ Mark R. Manley
Mark R. Manley
Secretary/Clerk

Subscribe and sworn to before me this 27th day of August, 2004

/s/ Andrew C. Murphy
(Notary Public)

Certificate of Assistant Secretary

I, Marie Vogel, Assistant Secretary of each Fund listed on Annex I (the “Fund”) to Exhibit 1 to the Assurance of Discontinuance between Alliance Capital Management L.P. and the Attorney General of the State of New York, do hereby certify that Mr. Mark R. Manley is on the date hereof, and was during the period between and including both the date hereof and August 12, 2004, the duly elected, qualified Secretary/Clerk of each of the Funds listed on Annex I.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of August, 2004.

/s/ Marie Vogel
Marie Vogel
Assistant Secretary

Subscribe and sworn to before me this 30th day of August, 2004

/s/ Cornelia Moscon
(Notary Public)

Exhibit 1

“WHEREAS, Alliance Capital Management L.P. and the Attorney General of the State of New York (“Attorney General”) are proposing to enter into an Assurance of Discontinuance Pursuant to Executive Law Sec. 63(15) (“Assurance of Discontinuance”); and

“WHEREAS, paragraphs 1 through 13 under Section D, captioned “Corporate Governance of Mutual Funds” in the Assurance of Discontinuance provide for each of the Alliance Capital mutual funds as that term is defined in the Assurance of Discontinuance and which are all listed in Annex I hereto (“Funds”) to comply with the requirements of corporate governance set forth therein (the “Corporation Governance Requirements”);

NOW, THEREFORE, to provide assurance to the Attorney General of the undertaking of each of the Funds to comply with the Corporate Governance Requirements, the Board of Directors of each of the Funds hereby adopts the following resolutions:

RESOLVED, that the Fund will comply in all material respects with the Corporate Governance Requirements during the period or periods in which such provisions are in effect under the Assurance of Discontinuance; and

FURTHER, RESOLVED, that the foregoing resolution shall remain in effect until amended or rescinded by the vote of at least 80% of all incumbent members of the Board of Directors of the Fund at the time of such amendment or rescission.”

Annex I
to Exhibit 1 of Assurance of Discontinuance

AllianceBernstein All-Asia Investment Fund, Inc.

AllianceBernstein Americas Government Income Trust, Inc.

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

- U.S. Large Cap Portfolio

AllianceBernstein Bond Fund, Inc.

- AllianceBernstein Corporate Bond Portfolio

- AllianceBernstein Quality Bond Portfolio

- AllianceBernstein U.S. Government Portfolio

AllianceBernstein Capital Reserves

- AllianceBernstein Capital Reserves Portfolio

- AllianceBernstein Money Reserves Portfolio

AllianceBernstein Disciplined Growth Fund, Inc.

AllianceBernstein Disciplined Value Fund, Inc.

AllianceBernstein Dynamic Growth Fund, Inc.

AllianceBernstein Emerging Market Debt Fund, Inc.

AllianceBernstein Exchange Reserves

AllianceBernstein Global Research Growth Fund, Inc.

AllianceBernstein Global Small Cap Fund, Inc.

AllianceBernstein Global Strategic Income Trust, Inc.

AllianceBernstein Government Reserves

- AllianceBernstein Government Reserves Portfolio

- AllianceBernstein Treasury Reserves Portfolio

AllianceBernstein Greater China ‘97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein Health Care Fund, Inc.

AllianceBernstein High Yield Fund, Inc.

AllianceBernstein Institutional Funds, Inc.

- AllianceBernstein Real Estate Investment Institutional Fund

- AllianceBernstein Premier Growth Institutional Fund

- AllianceBernstein Small Cap Growth Institutional Fund

  (formerly named AllianceBernstein Quasar Institutional Fund)

- AllianceBernstein Special Equity Institutional Fund

AllianceBernstein Institutional Reserves, Inc.

- Government Portfolio

- California Tax-Free Portfolio

- New York Tax-Free Portfolio

- Prime Portfolio

- Tax-Free Portfolio

- Treasury Portfolio

AllianceBernstein International Premier Growth Fund, Inc.

AllianceBernstein Mid-Cap Growth Fund, Inc.

AllianceBernstein Multi-Market Strategy Trust, Inc.

AllianceBernstein Municipal Income Fund, Inc.

- California Portfolio

- Insured California Portfolio

- National Portfolio

- Insured National Portfolio

- New York Portfolio

AllianceBernstein Municipal Income Fund II

- Arizona Portfolio

- Florida Portfolio

- Massachusetts Portfolio

- Michigan Portfolio

- Minnesota Portfolio

- New Jersey Portfolio

- Ohio Portfolio

- Pennsylvania Portfolio

- Virginia Portfolio

AllianceBernstein Municipal Trust

- California Portfolio

- Connecticut Portfolio

- Florida Portfolio

- General Portfolio

- Massachusetts Portfolio

- New Jersey Portfolio

- New York Portfolio

- Ohio Portfolio

- Pennsylvania Portfolio

- Virginia Portfolio

AllianceBernstein New Europe Fund, Inc.

AllianceBernstein Premier Growth Fund, Inc.

AllianceBernstein Real Estate Investment Fund, Inc.

AllianceBernstein Select Investor Series, Inc.

- Biotechnology Portfolio

- Premier Portfolio

- Technology Portfolio

AllianceBernstein Small Cap Growth Fund, Inc.

AllianceBernstein Technology Fund, Inc.

AllianceBernstein Trust

- AllianceBernstein Global Value Fund

- AllianceBernstein International Value Fund

- AllianceBernstein Small Cap Value Fund

- AllianceBernstein Value Fund

AllianceBernstein Utility Income Fund, Inc.

AllianceBernstein Variable Products Series Fund, Inc.

- AllianceBernstein Americas Government Income Portfolio

- AllianceBernstein Balanced Wealth Strategy Portfolio

- AllianceBernstein Global Bond Portfolio

- AllianceBernstein Global Dollar Government Portfolio

- AllianceBernstein Growth Portfolio

- AllianceBernstein Growth and Income Portfolio

- AllianceBernstein High Yield Portfolio

- AllianceBernstein International Portfolio

- AllianceBernstein International Value Portfolio

- AllianceBernstein Money Market Portfolio

- AllianceBernstein Premier Growth Portfolio

- AllianceBernstein Real Estate Investment Portfolio

- AllianceBernstein Small Cap Growth Portfolio

  (formerly named AllianceBerstein Quasar Portfolio)

- AllianceBernstein Small Cap Value Portfolio

- AllianceBernstein Technology Portfolio

- AllianceBernstein Total Return Portfolio

- AllianceBernstein U.S. Government/High Grade Securities Portfolio

- AllianceBernstein U.S. Large Cap Blended Style Portfolio

- AllianceBernstein Utility Income Portfolio

- AllianceBernstein Value Portfolio

- AllianceBernstein Wealth Appreciation Strategy Portfolio

- AllianceBernstein Worldwide Privatization Portfolio

AllianceBernstein Worldwide Privatization Fund, Inc.

The AllianceBernstein Portfolios

- AllianceBernstein Growth Fund

- AllianceBernstein Balanced Wealth Strategy

- AllianceBernstein Wealth Appreciation Strategy

- AllianceBernstein Wealth Preservation Strategy

- AllianceBernstein Tax-Managed Balanced Wealth Strategy

- AllianceBernstein Tax-Managed Wealth Appreciation Strategy

- AllianceBernstein Tax-Managed Wealth Preservation Strategy

Sanford C. Bernstein Fund, Inc.

-  U.S. Government Short Duration Portfolio

-  Short Duration Plus Portfolio

    (retail classes of this fund are known as AllianceBernstein Short Duration Class A, B and C shares)

-  Intermediate Duration Portfolio

-  Short Duration New York Municipal Portfolio

-  Short Duration California Municipal Portfolio

-  Short Duration Diversified Municipal Portfolio

-  New York Municipal Portfolio

    (retail classes of this fund are known as AllianceBernstein Intermediate New York Municipal Class  A, B and C shares)

-  California Municipal Portfolio

    (retail classes of this fund are known as AllianceBernstein Intermediate California Municipal Class A, B and C shares)

-  Diversified Municipal Portfolio

    (retail classes of this fund are known as AllianceBernstein Intermediate Diversified Municipal Class A, B and C shares)

-  International Portfolio

-  Tax-Managed International Portfolio

-  Emerging Markets Value Portfolio

Sanford C. Bernstein Fund II, Inc.

-  Bernstein Intermediate Duration Institutional Portfolio